UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2017

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (651) 236-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On February 9, 2017, H.B. Fuller Company, a Minnesota corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters set forth in Schedule A to the Underwriting Agreement, providing for the issuance and sale by the Company of $300,000,000 aggregate principal amount of its 4.000% Notes due 2027 (the “Notes”). The issuance and sale of the Notes, as contemplated by the Underwriting Agreement, was completed on February 14, 2017.

The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, the Company has agreed to indemnify the underwriters against certain liabilities on customary terms.

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. In particular, certain of the underwriters or their affiliates are lenders under the Company’s credit facilities and, accordingly, they may receive a portion of the net proceeds from the offering of the Notes from the application thereof to repay a portion of those credit facilities.

Base Indenture

On February 14, 2017, in connection with the issuance and sale of the Notes, the Company entered into an Indenture (the “Base Indenture”) with U.S. Bank National Association, as Trustee (the “Trustee”). The Base Indenture permits the Company to issue debt securities from time to time.

The Base Indenture contains representations and warranties and covenants that are customary for “open-ended” indentures of this type. In addition, the Company has agreed to indemnify the Trustee against certain liabilities on customary terms.

The Trustee and its affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

First Supplemental Indenture and Notes

On February 14, 2017, in connection with the issuance and sale of the Notes, the Company entered into a First Supplemental Indenture to the Base Indenture (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”) with the Trustee. The

Supplemental Indenture sets forth the terms of, and provides for the issuance of, the Notes. A form of the Notes is included within the Supplemental Indenture.

The Notes were issued pursuant to the Indenture on February 14, 2017. The stated maturity for the Notes is February 15, 2027. The Notes bear interest at 4.000% per annum, payable semi-annually in arrears on February 15 and August 15 of each year, beginning August 15, 2017. The Notes are senior unsecured obligations of the Company and will rank equally with the Company’s other unsecured and unsubordinated debt from time to time outstanding.

The Company may redeem the Notes, in whole or in part, at any time and from time to time prior to their maturity at the applicable redemption prices described in the Notes. Upon the occurrence of a “change of control triggering event” as defined in the Notes (generally, a change of control of the Company accompanied by a reduction in the credit rating for the Notes), the Company will generally be required to make an offer to repurchase the Notes from holders at 101% of their principal amount plus accrued and unpaid interest to the date of repurchase. There will be no sinking funds for the Notes.

The Indenture contains covenants imposing certain limitations on the ability of the Company to incur liens or enter into sales and leaseback transactions. It also provides for customary events of default (subject in certain cases to customary grace and cure periods), which include among other things nonpayment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency. If an event of default occurs and is continuing with respect to the Notes, the Trustee or holders of at least 25% in principal amount outstanding of the Notes may declare the principal and the accrued and unpaid interest, if any, on all of the outstanding Notes to be due and payable. These covenants and events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

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Copies of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture, and the form of the Notes are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement described below. The foregoing descriptions are qualified in their entirety by reference to the actual terms of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture, and the Notes.

The foregoing descriptions and the copies of these agreements have been included to provide information regarding the terms of the agreements. They are not intended to provide any other factual information about the Company. In particular, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-215907) (as amended, the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, and the related Prospectus dated February 6, 2017 and Prospectus Supplement dated February 9, 2017. A copy of a legal opinion related to the validity of the Notes is attached hereto as Exhibit 5.1 and is expressly incorporated by reference herein and into the Registration Statement.

The Company intends to use the net proceeds from the sale of the Notes to repay outstanding debt and for other general corporate purposes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 9, 2017, among H.B. Fuller Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters set forth in Schedule A thereto.

4.1	Indenture, dated February 14, 2017, between H.B. Fuller Company and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated February 14, 2017, between H.B. Fuller Company and U.S. Bank National Association, as Trustee, relating to the 4.000% Notes due 2027.

4.3	Form of Global Note representing the 4.000% Notes due 2027 (included in Exhibit 4.2).

5.1	Opinion of Faegre Baker Daniels LLP as to the validity of the Notes.

23.1	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2017

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan
Vice President, General Counsel and Corporate Secretary

[Signature Page to Closing 8-K for Notes Offering]

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 9, 2017, among H.B. Fuller Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters set forth in Schedule A thereto.

4.1	Indenture, dated February 14, 2017, between H.B. Fuller Company and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated February 14, 2017, between H.B. Fuller Company and U.S. Bank National Association, as Trustee, relating to the 4.000% Notes due 2027.

4.3	Form of Global Note representing the 4.000% Notes due 2027 (included in Exhibit 4.2).

5.1	Opinion of Faegre Baker Daniels LLP as to the validity of the Notes.

23.1	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1).